Assets Classified as Held for Sale (Tables)	12 Months Ended
Dec. 31, 2024
Assets Classified as Held for Sale
Summary of assets and liabilities held for sale and impairment loss for an initial write-down of the assets held for sale to fair values less costs to sell	The assets held for sale and related liabilities as of December 31, 2024 comprised:

Asset held for sale:
Total Assets	88,500
Total Liabilities	(18,107)
Net	70,393